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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                                January 26, 2001
                Date of Report (Date of earliest event reported)

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                             FREEREALTIME.COM, INC.
             (Exact name of registrant as specified in its charter)




              DELAWARE                      0-27493             33-0881720
    (State or other Jurisdiction        (Commission File       (IRS Employer
         of Incorporation)                  Number)       Identification Number)


26880 LAGUNA HILLS DR., SUITE 200 ALISO                              92656
           VIEJO, CALIFORNIA                                      (Zip Code)
(Address of principal executive offices)


                                 (949) 916-4100
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

                  On January 26, 2001, Freerealtime.com (the "Company") accepted the resignation of Jonathan Mork, a member of its Board of Directors since August 2000, bringing the number of members on the current Board to eight.


ITEM 7.  EXHIBITS.

         None.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FREEREALTIME.COM, INC.
                                    (Registrant)


                                    By:  /s/ M'LISS JONES KANE
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                                    Name:    M'Liss Jones Kane
                                    Title:   Vice President and General Counsel

Date:  February 1, 2001